UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2011
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 0-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
Unitrin, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors of Kemper Corporation (“Kemper” or the “Company), formerly known as Unitrin, Inc., approved amendments, effective August 25, 2011, to the Company's Certificate of Incorporation (“Certificate of Incorporation”) and Amended and Restated Bylaws (“Bylaws”) to incorporate the Company's name change that took effect the same day.

The Company's name change was effected through a merger of the Company and its wholly-owned subsidiary, U&K Corporation, from which the Company was the surviving entity in accordance with the Certificate of Ownership and Merger filed by the Company pursuant to Section 253 of the Delaware General Corporation Law (“DGCL”) and effective August 25, 2011. The Certificate of Ownership and Merger provided that the Certificate of Incorporation of the Company in effect immediately before the merger would be the Certificate of Incorporation of the Company after the merger, except that Article ONE thereof would be revised to state that the Company's name is Kemper Corporation instead of Unitrin, Inc. No other changes were made to the Company's Certificate of Incorporation, except to add the provisions in the preamble as required pursuant to the provisions of the DGCL and the zip code for its registered agent's office.

The Company's Board of Directors approved the amendment and restatement of the Company's Bylaws, effective August 25, 2011, to change the Company's name to Kemper Corporation where its former name had appeared. No other changes were made to the Company's Bylaws.

The Company's Restated Certificate of Incorporation and Amended and Restated Bylaws, as in effect on August 25, 2011, are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.
Section 8. - Other Events.

Item 8.01.	Other Events.
On August 25, 2011, the Company issued a press release announcing that, effective August 25, 2011, the Company changed its name from Unitrin, Inc. to Kemper Corporation and began trading on the New York Stock Exchange under the “KMPR” ticker symbol. In addition, the Company announced that the name of its corporate headquarters, at One East Wacker Drive in Chicago, would officially change its name to The Kemper Building, effective August 25, 2011.
More information about the name change and the Company is included in the press release issued by the Company on August 25, 2011, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9. – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

3.1    Restated Certificate of Incorporation.
3.2     Amended and Restated Bylaws.
99.1    Kemper Corporation press release dated August 25, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	August 29, 2011	/s/ Scott Renwick
Scott Renwick
Senior Vice President